Clearwater Paper Corporation Fourth Quarter 2020 Earnings Release Materials February 25, 2021 ARSEN S. KITCH President, Chief Executive Officer And Director MICHAEL J. MURPHY Senior Vice President And Chief Financial Officer

© Clearwater Paper Corporation 2021Page 2 Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our response to COVID-19 and the impact of COVID-19 on consumer behavior and our business and operations; industry trends in response to COVID-19; Q1 2021 outlook for Adjusted EBITDA; our assumptions for full year 2021 expenses including operational factors, interest, capital, depreciation and amortization and income tax; the operational and financial benefits from the Shelby expansion; our capital structure and liquidity; capital allocation objectives; scheduled debt maturity; and near-term strategic positioning and market assessment. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, including but not limited to the following: impact of COVID-19 on our operations and our supplier’s operations and on customer demand; competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors and the impact of foreign currency fluctuations on the pricing of products globally; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in transportation costs and disruptions in transportation services; changes in customer product preferences and competitors' product offerings; larger competitors having operational and other advantages; customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced by our expanded Shelby, North Carolina operations; consolidation and vertical integration of converting operations in the paperboard industry; our ability to successfully implement our operational efficiencies and cost savings strategies, along with related capital projects, and achieve the expected operational or financial results of those projects, including from the continuous digester at our Lewiston, Idaho facility; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunctions and damage to our manufacturing facilities; cyber-security risks; changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; labor disruptions; cyclical industry conditions; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures; reliance on a limited number of third-party suppliers for raw materials; our ability to attract, motivate, train and retain qualified and key personnel; our substantial indebtedness and ability to service our debt obligations; restrictions on our business from debt covenants and terms; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation include certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA, Adjusted Income, Net debt and Free Cash Flow. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of these measures (Adjusted EBITDA, Adjusted Income, Net debt and Free Cash flow) to the most relevant GAAP measure is available in the appendix of this presentation with the exception of forward looking non-GAAP measures contained in our Outlook, which the company cannot reconcile to forward-looking GAAP results without unreasonable effort. FORWARD-LOOKING STATEMENTS

© Clearwater Paper Corporation 2021Page 3 Overall  Net Income of $23 million and Adjusted EBITDA of $72 million  Generated $58 million in free cash flow Consumer Products  Volatile demand during quarter  Tissue production largely met demand  Service levels were strong even during spike in quarter Paperboard  Overall strong quarter with solid execution Capital Structure  Reduced net debt by $58 million Q4 2020 BUSINESS HIGHLIGHTS

© Clearwater Paper Corporation 2021Page 4 Taking Care of Our People:  Temperature checks and sanitation practices  Social distancing and face covering requirements  Remote work access and travel restrictions  Enhanced benefits  $1,000 one-time bonus to ~ 2,800 of our people Focusing on Business Continuity and Customer Service:  Returning to pre-COVID service levels in tissue  Supporting customers in managing through demand surges  Positioning the business and our customers for the future Q4 2020 OPERATIONAL UPDATE Committed to protecting our two most important assets: our people and our customer relationships

BUSINESS UPDATE – CONSUMER PRODUCTS

COVID related demand for retail tissue was volatile in Q4 2020, leading to higher than expected shipments

Industry (North America)

- Pre-COVID: ~10 million ton demand with ~2/3 at home, ~1/3 away from home
- COVID pandemic led to shift to at-home demand
  - Paper towels tracking above category demand trends in particular
- Rationalized product offering, introduction of tertiary brands to meet elevated demand

Clearwater Paper

- Q4 2020 shipments were 13.9 million cases compared to 13.3 million in Q4 2019 and 14.5 million in Q3 2020, driven by COVID related demand
  - Slowing order patterns in October as retailers managed inventories
  - Consumer driven demand spike in mid November to mid December resulted in significant upside to original expectations
- Balanced production with sales
- Demand uncertainty could persist as our customers adapt to consumer buying patterns during this and future stages of COVID

CLEARWATER PAPER
Page 5
© Clearwater Paper Corporation 2021

© Clearwater Paper Corporation 2021Page 6 Industry  We estimate ~2/3 of industry demand is driven by recession resilient end-market segments, such as food packaging and other consumer goods  ~1/3 of demand is exposed to discretionary end-market segments, including food service, commercial print, luxury packaging etc. Clearwater Paper  Sales prices were down compared to Q4 2019 due to mix with increased volumes  Order backlogs are strong  Solid execution in Q4 2020 BUSINESS UPDATE - PAPERBOARD Diversified range of end-market products and flexibility in our supply chain provided overall strong results

© Clearwater Paper Corporation 2020Page 7 FINANCIAL PERFORMANCE ($ in millions, except per share amounts) 2020) 2019) 2020) 2019) Net Sales 452.8$ 435.5$ 1,868.6$ 1,761.5$ Cost of Sales 376.1 384.2 1,574.4 1,597.0 Selling, general and adminstrative 32.6 28.9 122.0 112.8 Other operating charges, net 2.1 4.3 14.0 6.3 Income from operations 41.9 18.1 158.1 45.4 Non-operating expense (12.4) (13.8) (59.9) (53.3) Income tax provision (benefit) 7.0 2.3 21.1 (2.3) Net income (loss) 22.6$ 2.0$ 77.1$ (5.6)$ Diluted income per share 1.34$ 0.12$ 4.61$ (0.34)$ Non-GAAP earnings per share 1.45$ 0.36$ 5.30$ 0.23$ Adjusted EBITDA 71.6$ 51.7$ 283.2$ 167.3$ Quarter Ended December 31, Year Ended December 31,

© Clearwater Paper Corporation 2020Page 8 REVENUE, INCOME AND ADJUSTED EBITDA BY SEGMENT ($ in millions) 2020) 2019) 2020) 2019) Net Sales Consumer Products 243.6$ 230.6$ 1,032.7$ 906.8$ Paperboard 209.3 204.9 835.9 854.7 452.8$ 435.5$ 1,868.6$ 1,761.5$ Operating Income Consumer Products 27.0$ 1.6$ 109.2$ (6.6)$ Paperboard 34.4 35.5 126.0 115.3 Corporate and other (17.3) (14.5) (63.0) (57.0) Other operating charges, net (2.1) (4.3) (14.0) (6.3) 41.9$ 18.1$ 158.1$ 45.4$ Adjusted EBITDA Consumer Products 44.1$ 20.2$ 177.7$ 63.1$ Paperboard 43.4 44.5 162.6 154.7 Corporate and other (16.0) (13.0) (57.2) (50.5) 71.6$ 51.7$ 283.2$ 167.3$ Quarter Ended December 31, Year Ended December 31,

© Clearwater Paper Corporation 2020Page 9 CONSUMER PRODUCTS RESULTS Q4 2020 vs. Q4 2019 Segment Adjusted EBITDA ($ in millions) Favorable mix offset by lower pricing Higher volume resulting in improved absorption Lower input costs from pulp, Shelby improvements and lower transportation costs

© Clearwater Paper Corporation 2020Page 10 CONSUMER PRODUCTS SALES AND PRODUCTION ($ in millions) Data Source: IRI Consumer Panel Data; Total US – All Outlets; 2020 YTD Week Ending December 31 4% 8% 100% 37% 19% 11% 17% 7% 11% 18% 53% 5% January February March April May June July August September October November December IRI Panel Data - Total Tissue – All Outlets 2020 Year over Year Growth Rate in Dollars Quarterly Growth Q1 – 34% Q2 – 23% Q3 – 12% Q4 – 26% Q4 2019) Q1 2020) Q2 2020) Q3 2020) Q4 2020) % changes) Q4 2020 vs) Q4 2019) % changes) Q4 2020 vs) Q3 2020) Sales, Cases 13.2 15.2 16.0 14.5 13.9 5.3% -4.2% Production, Cases 13.6 13.9 15.9 15.3 13.9 2.4% -9.0% Adjusted EBITDA 20.2$ 31.6$ 53.7$ 48.3$ 44.1$ 118.3% -8.7% Clearwater Paper Information

© Clearwater Paper Corporation 2020Page 11 PAPERBOARD RESULTS Q4 2020 vs. Q4 2019 Segment Adjusted EBITDA ($ in millions) Lower pricing partially offset by favorable mix Higher sales volume Absence of major outage at Arkansas mill offset by higher input costs

© Clearwater Paper Corporation 2021Page 12 Q1 2021: $51 to $59 Million of Adjusted EBITDA  Strength in paperboard  Lower expected tissue volumes  Modest inflation  Includes $6 – $8 million impact from weather event FY 2021 Operational Assumptions  Price/mix – impact of announced price increase in paperboard  Volume – COVID related tissue demand diminishing, dependent on course of pandemic, stability in paperboard  Inflation – $40 to $50 million impact, with pulp representing over half the total  Planned major maintenance outages, $25 to $30 million impact FY 2021 Other Assumptions  Interest expense $38 to $40 million  Depreciation and amortization expense: $106 - $110 million  CAPEX: ~$60 - $65 million – 2020 lower than expected due to COVID  Taxes: effective rate 25-26% with $16 million of current refunds / credits OUTLOOK FOR 2021

© Clearwater Paper Corporation 2021Page 13 Capital Structure: Supportive and Stable  Capital structure provides ample liquidity  No material near-term debt maturities  Corporate/Issuer ratings: Ba2/BB- Capital Allocation Objectives  Utilize free cash flow to reduce debt  Target net debt to adjusted EBITDA ratio of 2.5x  Targeted business improvements and maintenance capital • Normalized $60 million / year CAPITAL STRUCTURE AND ALLOCATION Liquidity Profile ($ in millions)1 ABL Availability $227.1 Less Utilization (3.6) Plus Unrestricted Cash 35.9 Liquidity $259.4 1 Note: ABL availability based on borrowing base calculations and consolidated balance sheet as of December 31, 2020, and utilization includes ABL borrowing of $0 million and outstanding letters of credit of $3.6 million. 2 Note: This chart excludes finance leases as of December 31, 2020 and assumes that the 2025 notes are repaid or refinanced at least 91 days prior to their respective maturities. Current debt maturities include $300 million of 5.375% notes due 2025; Term Loan due 2026; and $275 million of 4.75% notes due 2028 $0.0 $0.0 $0.0 $0.0 $300.0 $129.3 $0.0 $275.0 2021 2022 2023 2024 2025 2026 2027 2028 Scheduled Debt Maturity Profile ($ in millions)2

© Clearwater Paper Corporation 2021Page 14 People  Outstanding job by the team - focusing on health and safety at our facilities  Supported our people with enhanced benefits, products, and a financial bonus  New senior leadership team Tissue  Met or exceeded customer expectations as consumer buying patterns were highly volatile due to COVID, building better relationships  Implemented SKU rationalization, which benefited customers and operations  Achieved Shelby paper machine ramp in 2020 and realized other benefits from investment Paperboard  Maintained stable business despite variable end market demand  Accomplished strong operational execution despite some weather-related downtime Financial  Delivered Adjusted EBITDA of $283 million  Increased liquidity by reducing net debt by $200 million  Repaid $160.8 million of term loan and refinanced 2023 notes with new 2028 notes KEY ACCOMPLISHMENTS IN 2020

© Clearwater Paper Corporation 2021Page 15 Consumer Products:  Leading private brand provider with national scale & superior supply chain performance  Shift to private-branded over branded product continues with long runway  Tissue is need-based and economically resilient Paperboard:  Diversified range of end-market, well-invested national footprint  Focused on non-integrated customers with strong service and quality commitment  Well positioned for trends towards sustainable packaging and food service products Near-term Strategy is to Prioritize Free Cash Flow, Reduce Debt:  Deliver benefits from Shelby expansion including incremental converting, sales and supply chain  Operational improvements  Aggressively manage working capital  Prudent capital allocation CLEARWATER PAPER VALUE PROPOSITION Well positioned across two attractive businesses

© Clearwater Paper Corporation 2020 Appendix

© Clearwater Paper Corporation 2020Page 17 CONSUMER PRODUCTS SEQUENTIAL QUARTER RESULTS Q4 2020 vs. Q3 2020 Segment Adjusted EBITDA ($ in millions) Customer inventory issues and intentional select customer exits Favorable input cost in transportation, raw materials and energy Lower pricing

© Clearwater Paper Corporation 2020Page 18 PAPERBOARD SEQUENTIAL QUARTER RESULTS Q4 2020 vs. Q3 2020 Segment Adjusted EBITDA ($ in millions) Higher input costs in energy offset by lower maintenance costs Unfavorable mix and lower pricing

© Clearwater Paper Corporation 2020Page 19 KEY SEGMENT SALES INFORMATION * Reflect recasting of prior information to exclude contract sheeting Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Consumer Products Shipments Retail (short tons) 73,356 76,175 79,526 79,748 90,791 95,432 86,292 83,347 Non-Retail (short tons) 10,266 6,623 6,882 8,393 9,002 5,812 3,799 6,498 Converted Products (cases in thousands) 12,320 12,488 13,162 13,290 15,204 16,016 14,507 13,870 Sales Price ($ per short ton) Retail $ 2,789 $ 2,764 $ 2,707 $ 2,698 $ 2,732 $ 2,729 $ 2,766 $ 2,745 Non-Retail $ 1,799 $ 1,851 $ 1,805 $ 1,590 $ 1,548 $ 1,746 $ 1,820 $ 1,552 Pulp and Paperboard Shipments (short tons)* 197,761 220,613 210,465 199,074 208,010 201,728 205,445 206,232 Sales price ($/short ton) $ 1,024 $ 1,023 $ 1,021 $ 1,023 $ 1,013 $ 1,009 $ 1,009 $ 1,002 Note: Non-retail includes away-from-home and parent rolls

RECONCILIATION OF ADJUSTED EBITDA

($ in millions)

	Quarter Ended Dec. 31, 2020	Quarter Ended Dec. 31, 2019	Sept. 30 2020	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019
Net income (loss)	$ 22.6	$ 2.0	$ 21.4	$ 77.1	$ (5.6)
Income tax provisions	7.0	2.3	9.9	21.1	(2.3)
Interest expense, net	9.5	12.4	12.2	46.5	44.9
Depreciation and amortization expense	27.5	29.3	27.7	111.0	115.6
Other operating charges, net	2.1	4.3	0.3	14.0	6.3
Other non-operating expense	1.9	1.4	1.9	7.6	5.7
Debt retirement costs	1.1	-	3.9	5.9	2.7
Adjusted EBITDA	$ 71.6	$ 51.7	$ 77.2	$ 283.2	$ 167.3
Consumer Products segment income	$ 27.0	$ 1.6	$ 31.3	$ 109.2	$ (6.6)
Depreciation and amortization	17.1	18.6	17.1	68.5	69.7
Adjusted EBITDA Consumer Products segment	$ 44.1	$ 20.2	$ 48.3	$ 177.7	$ 63.1
Paperboard segment income	$ 34.4	$ 35.3	$ 32.8	$ 126.0	$ 115.3
Depreciation and amortization	9.0	9.2	9.2	36.7	39.4
Adjusted EBITDA Paperboard segment	$ 43.4	$ 44.5	$ 42.0	$ 162.6	$ 154.7
Corporate and other expense	$ (17.3)	$ (14.5)	$ (14.6)	$ (63.0)	$ (57.0)
Depreciation and amortization	1.4	1.5	1.5	5.8	6.5
Adjusted EBITDA Corporate and other	$ (16.0)	$ (13.0)	$ (13.1)	$ (57.2)	$ (50.5)
Consumer Products segment	$ 44.1	$ 20.2	$ 48.3	$ 177.7	$63.1
Paperboard segment	43.4	44.5	42.0	162.6	154.7
Corporate and other	(16.0)	(13.0)	(13.1)	(57.2)	(50.5)
Adjusted EBITDA	$ 71.6	$ 51.7	$ 77.2	$ 283.2	$ 167.3

CLEARWATER PAPER.
Page 20
© Clearwater Paper Corporation 2020

© Clearwater Paper Corporation 2020Page 21 RECONCILIATION OF ADJUSTED INCOME ($ in millions income, except per share amounts) 2020) 2019) 2020) 2019) Net income 22.6$ 2.0$ 77.1$ (5.6)$ Add back: Income tax provision 7.0 2.3 21.1 (2.3) Income before income taxes 29.6 4.3 98.2 (7.9) Add back: Debt retirement costs 1.1 — 5.9 2.7 Other operating charges, net 2.1 4.3 14.0 6.3 Adjusted net income before tax 32.8 8.6 118.1 1.1 Normalized income tax provision (benefit) 8.2 2.5 29.5 (2.7) Adjusted net income 24.6$ 6.0$ 88.6$ 3.8$ Weighted average diluted shares 16.9 16.6 16.7 16.5 Adjusted net income per diluted share 1.45$ 0.36$ 5.31$ 0.23$ Year Ended December 31,)Quarter Ended December 31,)

© Clearwater Paper Corporation 2020Page 22 ADDITIONAL RECONCILIATIONS ($ in millions) Reconciliation of Net Debt Dec 31, 2019 March 30, 2020 June 30, 2020 Sept 30, 2020 Dec 31, 2020 Cash $ 20.0 $ 60.8 $ 48.2 $ 47.5 $ 35.9 Current debt 17.9 58.1 1.6 1.7 1.7 Long term debt 884.5 883.9 827.9 785.5 716.4 add: Deferred debt costs 8.1 7.7 6.4 8.2 6.9 less: Financing leases (22.0) (22.0) (21.6) (21.2) (20.8) 888.5 927.7 814.3 774.2 704.2 Net debt $ 868.5 $ 866.9 $ 766.1 $ 726.7 $ 668.3 Reconciliation of Free Cash Flow Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Cash from operations $ 71.8 $ 11.4 $ 109.0 $ 55.7 $ 70.8 Additions to property, plant and equipment (14.3) (10.5) (7.3) (9.7) (12.2) Free cash flow $ 57.5 $ 0.9 $ 101.7 $ 46.0 $ 58.6

© Clearwater Paper Corporation 2020Page 23 MAJOR MAINTENANCE SCHEDULE ($ in millions) Idaho$15 $23 $7 $10 $18 $20 $17 $7 $22 $18 $30 None $24 None $25 - $30 $19 - $23 2015 2016 2017 2018 2019 2020 2021e 2022e Q1 Q2 Q3 Q4 Total 1 1 1 This information is based upon management’s current expectations and estimates, as well as historical averages. Many factors are outside the control of management, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.

© Clearwater Paper Corporation 2020Page 24 1 Approximated annual volume and expense amounts are based on historical average consumption and management's current expectations and estimates with respect to future volumes, and these amounts may be significantly influenced by general market conditions and other factors outside of our control. Actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2. KEY COMMODITY CONSUMPTION VOLUMES COGS Input Unit of Measure Approximate Annual Volume1 (in millions) Purchased Pulp Ton 0.3 Fiber Bone Dry Ton 1.7 Diesel Gallon 10 Electric MWh 1.0 Natural Gas MMBTU 10 Polyethylene Pound 30 Caustic Pound 90 Chlorate Pound 30 1

IRI PANEL DATA - TOTAL TISSUE – ALL OUTLETS

Year over Year Growth Rate
in Dollars



250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
Jan-05-2020
Jan-12-2020
Jan-19-2020
Jan-26-2020
Feb-02-2020
Feb-09-2020
Feb-16-2020
Feb-23-2020
Mar-01-2020
Mar-08-2020
Mar-15-2020
Mar-22-2020
Mar-29-2020
Apr-05-2020
Apr-12-2020
Apr-19-2020
Apr-26-2020
May-03-2020
May-10-2020
May-17-2020
May-24-2020
May-31-2020
Jun-07-2020
Jun-14-2020
Jun-21-2020
Jun-28-2020
Jul-05-2020
Jul-12-2020
Jul-19-2020
Jul-26-2020
Aug-02-2020
Aug-09-2020
Aug-16-2020
Aug-23-2020
Aug-30-2020
Sep-06-2020
Sep-13-2020
Sep-20-2020
Sep-27-2020
Oct-04-2020
Oct-11-2020
Oct-18-2020
Oct-25-2020
Nov-01-2020
Nov-08-2020
Nov-15-2020
Nov-22-2020
Nov-29-2020
Dec-06-2020
Dec-13-2020
Dec-20-2020
Dec-27-2020
Jan-03-2021
Jan-10-2021
Jan-17-2021
Jan-24-2021

Data Source: IRI Consumer Panel Data; Total US – All Outlets; By Week

CLEARWATER PAPER

Page 25

© Clearwater Paper Corporation 2020